THE BETHLEHEM CORPORATION AND SUBSIDIARIES
                        PROFORMA STATEMENTS OF OPERATIONS
                         Fiscal Year Ended May 31, 2000
                      (in thousands, except per share data)

--------------------------------------------------------------------------------

                                                                 Adjustment
                                                   Historical      (Note 4)     Proforma
                                                   --------------------------------------

NET SALES                                          $ 11,661       $  3,891       $  7,770

COST OF GOODS SOLD                                    9,616          2,240          7,376
                                                   --------------------------------------

GROSS PROFIT                                          2,045          1,651            394
                                                   --------------------------------------

OPERATING EXPENSES:
    Selling                                           1,061           --            1,061
    General and Administrative                        2,916            738          2,178
    Long-lived asset impairment                       1,600          1,600           --
    Non-Employee Stock Option Expense                   116           --              116
                                                   --------------------------------------
                                                      5,693          2,338          3,355
                                                   --------------------------------------

        Operating loss                               (3,648)          (687)        (2,961)
                                                   --------------------------------------

OTHER INCOME (EXPENSE):
    Interest expense                                   (993)          (369)          (624)
    Financing charge - issuance of stock options       (325)          --             (325)
    Gain on sale of fixed assets                        789           --              789
    Other income (expense)                              (34)            30            (64)
                                                   --------------------------------------
                                                       (563)          (339)          (224)
                                                   --------------------------------------

        Loss before income taxes                     (4,211)        (1,026)        (3,185)

INCOME TAX EXPENSE                                     (435)           (18)          (417)
                                                   --------------------------------------

NET INCOME (LOSS)                                  $ (4,646)      $ (1,044)      $ (3,602)
                                                   ======================================

EARNINGS (LOSS) PER SHARE DATA:

    Basic and Diluted                              $  (1.95)        ($ .44)      $  (1.51)
                                                   ======================================

WEIGHTED AVERAGE  COMMON AND COMMON
  EQUIVALENT SHARES OUTSTANDING:


    Basic and diluted                                 2,379          2,379         2,379
                                                   ======================================


           See notes to the consolidated proforma financial statements

                   THE BETHLEHEM CORPORATION AND SUBSIDIARIES
                   PROFORMA UNAUDITED STATEMENTS OF OPERATIONS
                       Six months ended November 30, 2000
                      (in thousands, except per share data)

--------------------------------------------------------------------------------

                                                                 Adjustment
                                                   Historical      (Note 4)     Proforma
                                                 ----------------------------------------

NET SALES                                          $ 4,550         $ 1,968        $ 2,582

COST OF GOODS SOLD                                   3,357           1,152          2,205
                                                   --------------------------------------

GROSS PROFIT                                         1,193             816            377
                                                   --------------------------------------

OPERATING EXPENSES:
    Selling                                            516            --              516
    General and Administrative                       1,066             300            766
    Non-Employee Stock Option Expense                   58            --               58
                                                   --------------------------------------
                                                     1,640             300          1,340
                                                   --------------------------------------

        Operating income (loss)                       (447)            516           (963)
                                                   --------------------------------------

OTHER INCOME (EXPENSE):
    Interest expense                                  (488)           (171)          (317)
    Financing charge - issuance of stock options       (52)           --              (52)
    Other income (expense)                              29              (5)            34
                                                   --------------------------------------
                                                      (511)           (176)          (335)
                                                   --------------------------------------

        Income (loss) before income taxes             (958)            340         (1,298)

INCOME TAX BENEFIT                                       0               0              0
                                                   --------------------------------------

NET INCOME (LOSS)                                  $  (958)        $   340        $(1,298)
                                                   ======================================

EARNINGS (LOSS) PER SHARE DATA:

    Basic and diluted                              $  (.41)        $  (.13)       $  (.54)
                                                   ======================================


WEIGHTED AVERAGE  COMMON AND COMMON
  EQUIVALENT SHARES OUTSTANDING:


    Basic and diluted                                2,379           2,379          2,379
                                                   ======================================

           See notes to the consolidated proforma financial statements

                   THE BETHLEHEM CORPORATION AND SUBSIDIARIES
                   ------------------------------------------

                     NOTES TO PROFORMA OPERATING STATEMENTS
                     --------------------------------------

1. The accompanying consolidated proforma operating statements represent the effects of the sale of Bethlehem Advanced Materials Corporation ("BAM") as if such sale occurred on June 1, 1999. Management believes that such information and footnotes provide a fair representation of pro forma results of operations.

2. A Proforma balance sheet as of November 30, 2000 is not provided as the November 30, 2000 balance sheet presented in the Company's 10-QSB for the quarterly period ended November 30, 2000 reflects the sale of BAM.

3. On November 29, 2000, the Company closed on the sale of BAM to a private company, Bergen Cove Realty Inc. Under the terms of the agreement, the Company sold the issued and outstanding shares of the common stock of BAM. The Company's gain on the sale of BAM was not material.

4. Proforma adjustments for the six month period ended November 30, 2000 and the fiscal year ended May 31, 2000 reflect the elimination of BAM's results of operations from the Company's results. No proforma adjustments were made to the Company's income tax provision (benefit) as there were uncertainties related to the Company's (and BAM's) ability to recognize such benefits.